Exhibit 10(A)

Execution Version

EXTENSION AGREEMENT

October 3, 2016

JPMorgan Chase Bank, N.A., as the Agent

under the Credit Agreement referred to below

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Road, 3/Ops2

Newark, Delaware 19713

Attention: Michelle Carey, Wholesale Loan Operations

JPMorgan Chase Bank, N.A.

383 Madison Avenue, 27th Floor

New York, New York 10179

Attention: Vivian Lee, Investment Grade Finance

Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Revolving Credit Agreement, dated as of October 11, 2011 (as supplemented by the Joinder Agreement, dated as of May 15, 2012, as extended by the Extension Agreement, dated as of October 2, 2015 and as amended, modified, further extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), among Oncor Electric Delivery Company LLC, as the Borrower, the banks and other financial institutions party thereto as Lenders, JPMorgan Chase Bank, N.A., as the Agent, the Swingline Lender and a Fronting Bank, and the other Fronting Banks party thereto, and (ii) the Borrower’s request, dated August 30, 2016 (the “Extension Request”), for (A) an extension of the Commitment Termination Date to October 11, 2018, and (B) the related extensions of the Swingline Termination Date and the Fronting Bank Termination Date, in each case, to the date that is three Business Days before October 11, 2018 (such extensions, collectively, the “Extension”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.

In response to the Extension Request, (i) each undersigned Lender agrees to extend its Commitment Termination Date to October 11, 2018, and (ii) the Swingline Lender and each undersigned Fronting Bank agrees to extend its Swingline Termination Date or Fronting Bank Termination Date, as applicable, to the date that is three Business Days before October 11, 2018, the Extension to be effective on October 3, 2016 (the “Extension Date”).

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. Except as specifically provided above, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects by the parties hereto, and (ii) the execution and delivery of this Extension Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any other Credit Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Documents. This Extension Agreement constitutes a Credit Document and is subject to the provisions of Sections 8.05, 8.15, 8.18, 8.19 and 8.21 of the Credit Agreement, each of which is incorporated herein by reference, mutatis mutandis. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature pages follow]

Extension Agreement (Oncor)

THE BANK OF NEW YORK MELLON

By:	/s/ Hussam S. Alsahlani
	Name:	Hussam S. Alsahlani
	Title:	Vice President

Extension Agreement (Oncor)

Barclays Bank PLC

By:	/s/ Christopher M. Aitkin
	Name:	Christopher M. Aitkin
	Title:	Assistant Vice President

Extension Agreement (Oncor)

BOKF, NA dba Bank of Texas

By:	/s/ Matthew Renna
	Name:	Matthew Renna
	Title:	Vice President

Extension Agreement (Oncor)

CIBC Inc.

By:	/s/ Anju Abraham
	Name:	Anju Abraham
	Title:	Authorized Signatory

By:	/s/ Gordon R. Eadon
	Name:	Gordon R. Eadon
	Title:	Authorized Signatory

Extension Agreement (Oncor)

Citibank, N.A.

By:	/s/ Richard Rivera
	Name:	Richard Rivera
	Title:	Vice President

Extension Agreement (Oncor)

Comerica Bank

By:	/s/ Kyle J. Weiss
	Name:	Kyle J. Weiss
	Title:	Vice President

Extension Agreement (Oncor)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Lorenz Meier
	Name:	Lorenz Meier
	Title:	Authorized Signatory

Extension Agreement (Oncor)

MIZUHO BANK, LTD.

By:	/s/ Nelson Chang
	Name:	Nelson Chang
	Title:	Authorized Signatory

Extension Agreement (Oncor)

MUFG UNION BANK, N.A.

By:	/s/ Eric Otieno
	Name:	Eric Otieno
	Title:	Vice President

Extension Agreement (Oncor)

THE NORTHERN TRUST COMPANY

By:	/s/ Wicks Barkhausen
	Name:	Wicks Barkhausen
	Title:	Vice President

Extension Agreement (Oncor)

PNC Bank, National Association

By:	/s/ Jon R. Hinard
	Name:	Jon R Hinard
	Title:	Managing Director

Extension Agreement (Oncor)

ROYAL BANK OF CANADA

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

Extension Agreement (Oncor)

Sumitomo Mitsui Banking Corporation,

By:	/s/ James D. Weinstein
	Name:	James D. Weinstein
	Title:	Managing Director

Extension Agreement (Oncor)

The Toronto-Dominion Bank, New York Branch

By:	/s/ Annie Dorval
	Name:	Annie Dorval
	Title:	Authorized Signatory

Extension Agreement (Oncor)

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Eric J. Cosgrove
	Name:	Eric J. Cosgrove
	Title:	Senior Vice President

Extension Agreement (Oncor)

Wells Fargo Bank, National Association

By:	/s/ Keith Luettel
	Name:	Keith Luettel
	Title:	Director

Extension Agreement (Oncor)

AGREED AND ACCEPTED:

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ John M. Casey
John M. Casey
Vice President and Treasurer

Extension Agreement (Oncor)

JPMORGAN CHASE BANK, N.A.,
as Agent, Swingline Lender, a Fronting Bank and a Lender

By:	/s/ Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Executive Director

Extension Agreement (Oncor)